Putnam Large Cap Value Fund†
The fund's portfolio
8/31/21 (Unaudited)

COMMON STOCKS (94.9%)(a)
	Shares	Value
Aerospace and defense (2.6%)
Northrop Grumman Corp.	770,979	$283,488,978
Raytheon Technologies Corp.	1,951,615	165,418,887

		448,907,865
Airlines (1.5%)
Southwest Airlines Co.(NON)	5,256,611	261,674,096

		261,674,096
Automobiles (1.6%)
General Motors Co.(NON)	5,870,530	287,714,675

		287,714,675
Banks (11.4%)
Bank of America Corp.	14,031,250	585,804,688
Citigroup, Inc.	6,706,751	482,282,464
JPMorgan Chase & Co.	3,448,735	551,625,163
KeyCorp	3,945,705	80,176,726
PNC Financial Services Group, Inc. (The)	1,292,514	246,999,425

		1,946,888,466
Beverages (1.6%)
Keurig Dr Pepper, Inc.	3,129,149	111,616,745
PepsiCo, Inc.	1,135,279	177,546,283

		289,163,028
Biotechnology (4.0%)
AbbVie, Inc.	2,598,231	313,814,340
Regeneron Pharmaceuticals, Inc.(NON)	552,380	371,972,692

		685,787,032
Building products (2.2%)
Fortune Brands Home & Security, Inc.	1,213,558	118,164,142
Johnson Controls International PLC	3,468,111	259,414,703

		377,578,845
Capital markets (3.3%)
Apollo Global Management, Inc.	2,312,653	138,250,396
Goldman Sachs Group, Inc. (The)	719,087	297,349,665
State Street Corp.	1,407,009	130,725,206

		566,325,267
Chemicals (3.0%)
Corteva, Inc.	4,446,600	195,517,002
Dow, Inc.	3,592,871	225,991,586
DuPont de Nemours, Inc.	718,666	53,195,657
Sherwin-Williams Co. (The)	131,826	40,031,601

		514,735,846
Construction materials (1.3%)
CRH PLC (Ireland)	4,007,336	213,114,139

		213,114,139
Consumer finance (0.9%)
Capital One Financial Corp.	943,559	156,602,487

		156,602,487
Electric utilities (4.3%)
American Electric Power Co., Inc.	2,162,407	193,686,795
Exelon Corp.	5,096,295	249,820,381
NRG Energy, Inc.	6,343,298	289,698,420

		733,205,596
Electrical equipment (1.2%)
Eaton Corp. PLC	1,193,608	200,955,843

		200,955,843
Electronic equipment, instruments, and components (0.8%)
Vontier Corp.	3,901,438	141,895,300

		141,895,300
Energy equipment and services (0.2%)
Halliburton Co.	1,929,158	38,544,577

		38,544,577
Entertainment (0.9%)
Activision Blizzard, Inc.	1,797,374	148,049,696

		148,049,696
Equity real estate investment trusts (REITs) (3.3%)
American Tower Corp.	585,720	171,129,812
Boston Properties, Inc.	1,515,473	171,233,294
Gaming and Leisure Properties, Inc.	4,411,954	217,509,332

		559,872,438
Food and staples retail (4.0%)
BJ's Wholesale Club Holdings, Inc.(NON)(S)	4,359,613	247,015,673
Walmart, Inc.	2,884,650	427,216,665

		674,232,338
Health-care equipment and supplies (1.0%)
Danaher Corp.	548,406	177,771,289

		177,771,289
Health-care providers and services (3.1%)
Anthem, Inc.	730,300	273,957,439
McKesson Corp.	1,220,237	249,099,181

		523,056,620
Hotels, restaurants, and leisure (1.6%)
Aramark	3,195,200	111,161,008
Hilton Worldwide Holdings, Inc.(NON)	1,346,662	168,144,217

		279,305,225
Household durables (1.1%)
HC Brillant Services GmbH (acquired various dates from 8/2/13 to 8/31/16, cost $52) (Private) (Germany)(NON)(F)(RES)	78	69
PulteGroup, Inc.	3,322,853	178,968,863

		178,968,932
Household products (1.4%)
Procter & Gamble Co. (The)	1,616,249	230,137,695

		230,137,695
Industrial conglomerates (1.0%)
General Electric Co.	347,349	36,614,058
Honeywell International, Inc.	554,318	128,551,887

		165,165,945
Insurance (3.0%)
American International Group, Inc.	2,913,929	158,983,966
Assured Guaranty, Ltd.(AFF)	4,148,214	206,829,950
AXA SA (France)	5,002,760	140,468,726

		506,282,642
IT Services (1.3%)
Fidelity National Information Services, Inc.	1,786,793	228,298,542

		228,298,542
Life sciences tools and services (1.2%)
Thermo Fisher Scientific, Inc.	355,900	197,506,705

		197,506,705
Media (3.3%)
Charter Communications, Inc. Class A(NON)	385,957	315,195,644
Comcast Corp. Class A	4,086,884	247,992,121

		563,187,765
Metals and mining (1.7%)
Freeport-McMoRan, Inc. (Indonesia)	7,798,882	283,801,316

		283,801,316
Multi-utilities (0.7%)
Ameren Corp.	1,288,864	113,059,150

		113,059,150
Multiline retail (1.6%)
Target Corp.	1,092,600	269,850,348

		269,850,348
Oil, gas, and consumable fuels (5.5%)
ConocoPhillips	4,245,868	235,773,050
Enterprise Products Partners LP	4,731,700	105,327,642
EOG Resources, Inc.	690,763	46,640,318
Exxon Mobil Corp.	2,778,854	151,503,120
Royal Dutch Shell PLC Class A (Amsterdam Exchange) (United Kingdom)	9,818,890	195,051,717
Valero Energy Corp.	2,934,804	194,606,853

		928,902,700
Pharmaceuticals (6.0%)
AstraZeneca PLC ADR (United Kingdom)	4,449,576	259,321,289
Johnson & Johnson	1,856,413	321,400,783
Merck & Co., Inc.	2,395,510	182,753,458
Organon & Co.(NON)	239,551	8,118,383
Pfizer, Inc.	1,891,526	87,142,603
Sanofi (France)	1,527,358	158,016,419

		1,016,752,935
Road and rail (1.3%)
Union Pacific Corp.	1,032,537	223,895,323

		223,895,323
Semiconductors and semiconductor equipment (3.0%)
NXP Semiconductors NV	587,551	126,399,847
Qualcomm, Inc.	1,753,110	257,163,706
Texas Instruments, Inc.	667,384	127,410,279

		510,973,832
Software (4.7%)
Microsoft Corp.	1,953,179	589,625,677
Oracle Corp.	2,280,500	203,260,965

		792,886,642
Specialty retail (1.1%)
O'Reilly Automotive, Inc.(NON)	316,000	187,729,280

		187,729,280
Thrifts and mortgage finance (0.9%)
Radian Group, Inc.	6,177,949	145,984,935

		145,984,935
Trading companies and distributors (1.5%)
United Rentals, Inc.(NON)	719,496	253,730,264

		253,730,264
Wireless telecommunication services (0.8%)
T-Mobile US, Inc.(NON)	1,029,500	141,062,092

		141,062,092

Total common stocks (cost $9,606,849,537)		$16,163,557,711

CONVERTIBLE PREFERRED STOCKS (1.6%)(a)
	Shares	Value
Danaher Corp. 5.00% cv. pfd.(S)	72,972	$125,292,924
T-Mobile US, Inc. 144A 5.25% cv. pfd.(NON)	117,845	140,332,195

Total convertible preferred stocks (cost $195,899,796)		$265,625,119

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes
2.625%, 6/30/23(i)	$233,000	$244,424
1.875%, 6/30/26(i)	1,735,000	1,832,733
1.75%, 6/30/24(i)	490,000	510,609
0.375%, 12/31/25(i)	1,123,000	1,108,895
0.25%, 6/30/25(i)	718,000	709,090

Total U.S. treasury obligations (cost $4,405,751)		$4,405,751

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Occidental Petroleum Corp.(S)	8/3/27	$22.00	62,783	$635,364

Total warrants (cost $310,780)				$635,364

SHORT-TERM INVESTMENTS (3.5%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.08%(AFF)	Shares	22,177,225	$22,177,225
Putnam Short Term Investment Fund Class P 0.08%(AFF)	Shares	305,823,467	305,823,467
Atlantic Asset Securitization, LLC asset backed commercial paper 0.080%, 9/27/21		$33,000,000	32,997,575
Chariot Funding, LLC asset backed commercial paper 0.080%, 9/20/21		60,532,000	60,529,209
Interest in $421,802,000 joint tri-party repurchase agreement dated 8/31/2021 with Citigroup Global Markets, Inc. due 9/1/2021 - maturity value of $20,422,034 for an effective yield of 0.060% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 1.500% to 4.000% and due dates ranging from 7/2/2055 to 8/2/2055, valued at $430,258,968)		20,422,000	20,422,000
Nationwide Building Society commercial paper 0.070%, 9/9/21		49,500,000	49,499,010
Nationwide Building Society commercial paper 0.075%, 9/20/21		26,500,000	26,498,778
NRW.Bank commercial paper 0.070%, 9/1/21		44,778,000	44,777,913
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%(P)	Shares	20,449,000	20,449,000
U.S. Treasury Bills 0.018%, 9/28/21		$3,800,000	3,799,900
U.S. Treasury Bills 0.012%, 9/2/21		2,600,000	2,599,998
U.S. Treasury Bills 0.012%, 9/21/21		600,000	599,988
U.S. Treasury Bills 0.007%, 9/7/21		2,600,000	2,599,988

Total short-term investments (cost $592,775,351)			$592,774,051
TOTAL INVESTMENTS

Total investments (cost $10,400,241,215)			$17,026,997,996

	FORWARD CURRENCY CONTRACTS at 8/31/21 (aggregate face value $1,073,272,466) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	9/15/21	$32,332,010	$31,865,331	$(466,679)
		Euro	Sell	9/15/21	33,554,298	34,690,206	1,135,908
	Barclays Bank PLC
		British Pound	Sell	9/15/21	146,296,024	150,542,612	4,246,588
		Euro	Buy	9/15/21	34,472,206	35,640,475	(1,168,269)
	Goldman Sachs International
		British Pound	Sell	9/15/21	167,245,561	172,094,822	4,849,261
		Euro	Sell	9/15/21	53,586,465	55,408,862	1,822,397
	HSBC Bank USA, National Association
		British Pound	Sell	9/15/21	33,203,694	34,164,039	960,345
		Euro	Sell	9/15/21	64,742,492	66,941,878	2,199,386
	Morgan Stanley & Co. International PLC
		Euro	Sell	9/15/21	114,487,846	118,376,564	3,888,718
	NatWest Markets PLC
		British Pound	Sell	9/15/21	33,442,925	34,414,203	971,278
	State Street Bank and Trust Co.
		British Pound	Sell	9/15/21	21,420,576	21,325,115	(95,461)
		Euro	Sell	9/15/21	106,863,142	110,486,634	3,623,492
	UBS AG
		British Pound	Buy	9/15/21	58,340,608	60,031,082	(1,690,474)
		Euro	Sell	9/15/21	120,547,077	124,621,189	4,074,112
	WestPac Banking Corp.
		Euro	Sell	9/15/21	21,923,962	22,669,454	745,492

	Unrealized appreciation						28,516,977

	Unrealized (depreciation)						(3,420,883)

	Total						$25,096,094
*	The exchange currency for all contracts listed is the United States Dollar.

	Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from December 1, 2020 through August 31, 2021 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "the SEC" represent the Securities and Exchange Commission, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
†	Effective March 30, 2021, the fund changed its name from Putnam Equity Income Fund.
(a)	Percentages indicated are based on net assets of $17,028,163,993.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $69, or less than 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:
	Name of affiliate	Fair value as of 11/30/20	Purchase cost	Sale proceeds	Invest- ment income	Capital gain distributions	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Shares outstanding at period end	Fair value as of 8/31/21
	Short-term investments
	Putnam Cash Collateral Pool, LLC‡#	$176,416,016	$1,146,471,934	$1,300,710,725	$163,611	$—	$—	$—	22,177,225	$22,177,225
	Putnam Short Term Investment Fund**	310,644,395	915,065,359	919,886,287	203,973	—	—	—	305,823,467	305,823,467

	Total Short-term investments	487,060,411	2,061,537,293	2,220,597,012	367,584	—	—	—	328,000,692	328,000,692
	Common Stock*
	Financials
	Assured Guaranty, Ltd.	123,714,202	1,848,149	—	2,728,537	—	—	81,267,599	4,148,214	206,829,950

	Total Common Stock	123,714,202	1,848,149	—	2,728,537	—	—	81,267,599	4,148,214	206,829,950

	Totals	$610,774,613	$2,063,385,442	$2,220,597,012	$3,096,121	$—	$—	$81,267,599	332,148,906	$534,830,642
	‡ No management fees are charged to Putnam Cash Collateral Pool, LLC.
	# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $22,177,225, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $21,796,612.
	** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.
	* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.

	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	Debt obligations are considered secured unless otherwise indicated.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	The dates shown on debt obligations are the original maturity dates.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $20,831,453 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$852,299,553	$—	$—
Consumer discretionary	1,203,568,391	—	69
Consumer staples	1,193,533,061	—	—
Energy	967,447,277	—	—
Financials	3,322,083,797	—	—
Health care	2,600,874,581	—	—
Industrials	1,931,908,181	—	—
Information technology	1,674,054,316	—	—
Materials	1,011,651,301	—	—
Real Estate	559,872,438	—	—
Utilities	846,264,746	—	—

Total common stocks	16,163,557,642	—	69
Convertible preferred stocks	—	265,625,119	—
U.S. treasury obligations	—	4,405,751	—
Warrants	635,364	—	—
Short-term investments	20,449,000	572,325,051	—

Totals by level	$16,184,642,006	$842,355,921	$69
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$25,096,094	$—

Totals by level	$—	$25,096,094	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$950,400,000
Warrants (number of warrants)	63,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com